SCHRODER CAPITAL FUNDS (DELAWARE)


                           SCHRODER INTERNATIONAL FUND
                         SCHRODER EMERGING MARKETS FUND
                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                        SCHRODER INTERNATIONAL BOND FUND
                      SCHRODER U.S. DIVERSIFIED GROWTH FUND
                      SCHRODER U.S. SMALLER COMPANIES FUND
                             SCHRODER MICRO CAP FUND

                                 INVESTOR SHARES

                      Supplement Dated December 22, 1998 to
                        Prospectus Dated October 1, 1998


1. Shares of Schroder Micro Cap Fund are not currently being offered to the public generally, and may be purchased only by existing shareholders and by employees of Schroder Capital Management International Inc., the Fund's investment adviser ("SCMI"), and its affiliates. The determination to discontinue the general offering was made by SCMI after consultation with the Board of Trustees of Schroder Capital Funds (Delaware). SCMI intends to review the discontinuation periodically, and may recommend at any time that a more general offering of the Fund's shares be resumed.

2. On the back cover of the Prospectus add the following information to the end of the section titled "Custodian"

         and

         Norwest Bank
         Sixth Street and Marquette
         Minneapolis, Minnesota 55479